STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - TopBuild Corp. 401(k) Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
ASSETS
Investments, at fair value	$ 674,592,317	$ 589,745,437
Receivables:
Participant notes receivable	20,089,364	18,586,821
Employer contributions	785,178	832,562
Total receivables	20,874,542	19,419,383
Total assets	695,466,859	609,164,820
LIABILITIES
Excess contributions payable	674,454	709,422
Net assets available for benefits	$ 694,792,405	$ 608,455,398